Stock Compensation Plans	9 Months Ended
Mar. 31, 2012
Stock Compensation Plans
Stock Compensation Plans

14. Stock Compensation Plans

Stock Options Plan

        On May 6, 2005, we established the J.L. Halsey Corporation 2005 Equity Based Compensation Plan, which it amended with the First Amendment, effective as of May 6, 2005 (together, the "Original Equity-Based Compensation Plan"). Subsequently, the Board adopted the Second Amendment to the Original Equity-Based Compensation Plan (the "Second Amendment") and, on May 13, 2009, our stockholders ratified the Second Amendment (the Second Amendment, together with the Original Equity-Based Compensation Plan, the "Equity-Based Compensation Plan"). The Equity-Based Compensation Plan authorizes the granting of stock options and stock-based awards to employees, directors and certain consultants. Stock options issued in connection with the Equity-Based Compensation Plan are granted with an exercise price per share equal to the fair market value of a share of our common stock at the date of grant. Stock options generally become exercisable over a four year vesting period and expire ten years from the date of the grant. The effect of the Second Amendment was to increase the number of shares of Common Stock that may be issued in connection with awards granted under the Equity-Based Compensation Plan from 880,000 shares to 1,146,667 shares, thereby increasing the number of shares available for future awards under the Equity Based Compensation Plan by 266,667 shares. At June 30, 2011, there were 847 thousand shares available for future issuance under the Equity-Based Compensation Plan.

        On November 18, 2011, we amended our 2005 Equity-Based Compensation Plan ("Plan") to increase the number of shares available under the Plan by an additional 653,333 shares and on January 18, 2012 filed a registration statement on Form S-8 to register the offer and sale of these shares. As of March 31, 2012, we had reserved shares of common stock, under our Plan for the awarding of future stock options and settlement of outstanding restricted stock units.

        The following table summarizes stock option activity from July 1, 2009 to March 31, 2012:

	Number of options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life in Years
	(in thousands)
Outstanding at July 1, 2009	706	$7.80	7.3
Granted	283	$6.90
Forfeited/expired	(215)	$7.05

Outstanding at June 30, 2010	774	$6.15	6.9
Granted	553	$5.10
Forfeited/expired	(480)	$6.60

Outstanding at June 30, 2011	847	$5.17	6.6
Granted	920	$2.05
Forfeited/expired	(576)	$5.01

Outstanding at March 31, 2012, unaudited	1,191	$2.83	9.4
Vested and expected to vest at March 31, 2012, unaudited	787	$3.03	9.3
Exercisable at March 31, 2012, unaudited	114	$5.35	7.7

        As of June 30, 2011, the calculated aggregate intrinsic value of options outstanding and options exercisable was immaterial for disclosure. The intrinsic value represents the pre-tax intrinsic value, based on our closing stock price on June 30, 2011 which would have been received by the option holders had all option holders exercised their options as of that date. As of June 30, 2011, we had 682,000 options vested or expected to vest with a weighted average exercise price of $5.07 and a weighted average remaining contractual term of 5.9 years. As of June 30, 2011, unamortized compensation cost related to stock options was $1.1 million. The cost is expected to be recognized over a weighted-average period of 3.4 years.

        As of March 31, 2012, the calculated aggregate intrinsic value of options outstanding and options exercisable was immaterial for disclosure. The intrinsic value represents the pre-tax intrinsic value, based on our closing stock price on March 31, 2012, which would have been received by the option holders had all option holders exercised their options as of that date. As of March 31, 2012, we had 787,424 options vested or expected to vest with a weighted average exercise price of $5.35 per share and a weighted average remaining contractual term of 7.7 years. As of March 31, 2012, unamortized compensation cost related to stock options was $1.5 million. The cost is expected to be recognized over a weighted-average period of 3.3 years.

        The following table summarizes stock options outstanding and exercisable options as of March 31, 2012:

Exercise Prices	Number of Options Outstanding	Weighted- Average Remaining Contractual Life (Years)	Number of Options Exercisable
	(in thousands)		(in thousands)
$1.58 - 4.95	1,148	9.5	94
$4.96 - 7.50	43	7.9	20

Total	1,191	9.4	114

Weighted average exercise price per share	$2.83

        We recognize total stock-based compensation expenses, including employee stock awards and purchases under stock purchase plans, in accordance with the standards established by FASB.

        The following table summarizes the allocation of stock-based compensation expense:

	Fiscal Year Ended June 30,
			Nine Months Ended March 31, 2011	Nine Months Ended March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Cost of revenues	$231	$140	$89	$—
General and administrative	70	564	448	378
Research and development	15	—	—	81
Sales and marketing	129	149	106	11

Total	$445	$853	$643	$470

        We recognize stock-based compensation expenses on a straight-line basis over the requisite service period of the award which is generally four years.

        The weighted average fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model that uses the assumptions noted in the following table:

	June 30,		March 31,
	2010	2011	2011	2012
			(unaudited)
Weighted average fair value of options at grant date	$1.65	$2.21	$2.25	$1.29
Expected Volatility	78 - 79%	77 - 79%	77 - 93%	79%
Expected term of the option	4.5 years	4.5 years	4.5 years	4.6 years
Risk-free interest rates	1.97 - 2.35%	1.06 - 1.99%	1.06 - 2.10%	0.63 - 2.19
Expected dividends	—	—	—	—

        The expected term of the options is based on the period of time that options are expected to be outstanding and is derived by analyzing historical exercise behavior of employees in Lyris's peer group as well as the options' contractual terms. Expected volatilities are based on implied volatilities from traded options on Lyris's peer group's common stock, Lyris's historical volatility, and other factors. The risk-free rates are for the period matching the expected term of the option and are based on the U.S. Treasury yield curve rates as published by the Federal Reserve in effect at the time of grant. The dividend yield is zero based on the fact we have no intention of paying dividends in the near term.

Retirement Plans

        We have a defined contribution 401(k) Plan covering substantially all of our employees. Beginning September 2006, we began making matching contributions to the 401(k) Plan. During fiscal 2009, due to difficult business conditions and the economic downturn, we discontinued the 401(k) matching plan program. As such, in fiscal 2011 and fiscal 2010, there was no employee-related expense associated with our 401(k) contribution match program. Effective January 1, 2012, we reinstated the 401(k) matching plan program, at the rate of 50 percent of the first $4,000. During the nine months ended March 31, 2012, employee-related expense associated with the 401(k) matching plan program was $32 thousand.

Annual Incentive Bonus

        On August 1, 2008, the Annual Incentive Bonus plan (the "Bonus Plan") was approved by our Compensation Committee of the Board of Directors (the "Compensation Committee"). Under this Bonus Plan certain key employees, including the named executive officers are eligible to receive cash bonus payments following each fiscal quarter. The objectives of the Bonus Plan include aligning the eligible participants' performance with our business goals to reward and retain high performing key employees and to attract high quality employees to Lyris.